UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 16, 2006
(Date of Earliest Event Reported)

GEMSTAR-TV GUIDE INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

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Delaware	0-24218	95-4782077
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

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6922 Hollywood Boulevard
12th Floor
Los Angeles, California 90028
(Address of principal executive offices) (Zip Code)

(323) 817-4600
(Registrant’s telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        |_|    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
        |_|    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
        |_|    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
        |_|    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

        On June 16, 2006, the Compensation Committee of the Board of Directors of Gemstar-TV Guide International, Inc. (the “Company”) approved the TV Guide Annual Bonus Plan (the “Bonus Plan”). The Bonus Plan is designed to support a pay-for-performance bonus program that differentiates bonus amounts among eligible employees based on their individual performance, the financial performance of their relevant business unit and the financial performance of the Company as a whole. The Bonus Plan is also designed to more specifically align the performance goals and incentive compensation of eligible employees with the strategic direction and financial performance of the Company and to attract and retain talented employees through a bonus plan that rewards outstanding individual, business unit and corporate performance.

        Under the Bonus Plan, bonus amounts are determined based on specified weighting of an employee’s individual performance, the financial performance of the employee’s business unit and the overall financial performance of the Company. Financial performance is generally measured by the amount that actual revenue and actual EBITDA amounts meet or exceed the year’s budgeted revenue and EBITDA amounts. Eligibility for participation in the Bonus Plan is generally based on position of employment, and the target bonus levels differ for each level of eligible employee. The target levels for the Company’s executive officers range from 30% of base salary for executive officers who are classified as “Senior Vice Presidents” to 50% of base salary for executive officers who are classified as operating division “Presidents.” Based on his employment agreement with the Company, the target level for Richard Battista, the Company’s Chief Executive Officer, is 50% of salary with a minimum guaranteed bonus of 30% of salary. The Bonus Plan will be administered by the Compensation Committee, which retains the sole discretion not to make any bonus awards or to award a bonus greater or less than the specified payout amount under the Bonus Plan. The measurement period for the Bonus Plan is January 1 to December 31. Bonus amounts, if any, will be paid no later than 75 days following the end of the applicable year.

        A copy of the Bonus Plan is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

10.1	TV Guide Annual Bonus Plan

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEMSTAR-TV GUIDE INTERNATIONAL, INC. By: /s/ Stephen H. Kay —————————————— Stephen H. Kay Executive Vice President, General Counsel and Secretary

Date:  June 21, 2006

EXHIBIT INDEX

Exhibit Number	Description

10.1	TV Guide Annual Bonus Plan